SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                AMENDED FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


              Date of Report (Date of filing of original report):
                         August 16, 1999 (July 19, 1999)

                              800 AMERICA.COM, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


         Nevada                             333-51683                87-0567884
         ------                             ---------                ----------
(State or other jurisdiction)        (Commission file number)      (IRS Employer
                                                                     ID No.)


1200 S. Mt. Juliet Road, Mt. Juliet,  Tennessee                      37204
------------------------------------  ---------                      -----
(address of principal executive offices)                          (zip code)

        (888) 855-9872
-------------------------------
(Registrant's telephone number,
     including area code)

                         World House Entertainment, Inc.
                               2831 Dogwood Place
                           Nashville, Tennessee 37204
           -----------------------------------------------------------
          (former name and former address if changed since last report)

Item 7. Financial Statements and Exhibits.

         (b)   Pro forma financial information.

                                Jack F. Burke, Jr
                           Certified Public Accountant
                                 P. 0. Box 15728
                         Hattiesburg, Mississippi 39404


            Report on Examination of Pro Forma Financial Information


Board of Directors
World House Entertainment, Inc.
11011 King Street, Suite 260
Overland Park, Kansas 66210

I have examined the pro forma adjustments reflecting the events described in
Note I and the application of those adjustments to the historical amounts in the accompanying pro forma condensed balance sheet of World House Entertainment, Inc. as of May 31,1999, and the pro forma condensed statement of income for the five (5) months then ended. The historical condensed financial statements are derived from the historical financial statements of World House Entertainment, Inc. which were audited by me, and of 800 America Inc. which were audited by me, appearing elsewhere herein. Such pro forma adjustments are based upon management's assumptions described in Note 3. My examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as I considered necessary in the circumstance.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the events occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

In my opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned events described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of May 31,1999, and the pro forma condensed statement of income for the five (5) months then ended.

Sincerely,

/s/ Jack F. Burke, Jr.
----------------------
    Jack F. Burke, Jr.


                         World House Entertainment, Inc.
                        Condensed Pro Forma Balance Sheet
                                  May 31, 1999


                                                              Historic                           Pro Forma
                                                              Balance            Pro Forma         Balance
                  Assets                                       Sheet            Adjustment           Sheet
                                                             ---------          ----------       ---------
Current Assets
         Cash and Cash Equivalents                                               $505,069         $505,069
         Accounts Receivable                                                       87,300           87,300
         Less Allowance for Doubtful Accounts                                     (13,095)         (13,095)
                                                                                 -------------------------
                  Total Current Assets                                            579,274          579,274
                                                                                 -------------------------

Property and Equipment
         Equipment                                                                 76,500            76,500
         Computer Equipment and Site                                               70,899            70,899
         Accumulated Depreciation and
              Amortization                                                         (5,221)           (5,221)
                                                                                 --------------------------
                  Total Property and Equipment                                    142,178           142,178
                                                                                 --------------------------

                           Total Assets                                           721,452           721,452
                                                                                 --------------------------


         Liabilities and Stockholders Equity

Current Liabilities
         Accounts Payable and Other
              Accrued Expenses                                                     73,004            73,004
         Customer Rebates Payable                                                  72,000            72,000
                                                                                 --------------------------
                  Total Current Liabilities                                       145,004           145,004
                                                                                 --------------------------

Stockholders Equity
         Common Stock - 50,000,000 Shares
              Common Stock Par Value $.001
               authorized, 780,000 Shares Issued                      780               0                 0
         Common Stock after pro forma
              Adjustments issued 12,250,000 Shares                      0           11,470           12,250
         Additional Paid in Capital                               194,371          488,530          682,901
         Retained Earnings                                       (195,151)          76,448         (118,703)
                                                                 ------------------------------------------
                 Total Stockholders Equity                              0          576,448          576,448
                                                                 ------------------------------------------

                   Total Liabilities and Stockholder Equity            $0         $721,452         $721,452
                                                                 ------------------------------------------





                         World House Entertainment, Inc.
                        Condensed Pro Forma Balance Sheet
                                  May 31, 1999



                                                              Historic                           Pro Forma
                                                              Balance            Pro Forma         Balance
                                                                Sheet           Adjustment           Sheet

Income                                                              $0           $234,940         $234,940
                                                             ---------------------------------------------

Operating Expense
         Salaries                                                                   32,230          32,230
         Professional Fees                                       7,902               1,000           8,902
         Customer Rebates                                                           72,000          72,000
         Depreciation                                                                5,221           5,221
         Office Expense                                          1,212              13,846          15,058
         Bad Debts                                                   0              13,095          13,095
                                                              --------           ---------        --------
                                                                 9,114             137,392         146,506
                                                              --------------------------------------------
Net Income (Loss) from Operations                               (9,114)             97,548          88,434

Income Tax Expense                                                   0              21,400          21,400
                                                              --------------------------------------------

Net Income (Loss)                                              ($9,114)            $76,148         $67,034
                                                              --------------------------------------------


July 14, 1999


                         World House Entertainment, Inc.
                     Notes to Pro Forma Financial Statements



Note 1 - Introduction

These pro forma statements are provided to illustrate the results of a statutory merger of 800 America Inc. (A Delaware Corporation) into World House Entertainment, Inc. (A Nevada Corporation) and the immediate sale of three hundred thousand (300,000) shares of common stock of the surviving entity (World House Entertainment, Inc.) for five hundred thousand dollars ($500,000). As World House Entertainment, Inc. had no assets or liabilities at the time of the merger, it is not considered a significant constituent part of the combined entity, therefore its historic financial statements for the previous year are not made a part of these pro forma financial statements.

800 America Inc. (The only significant constituent part of the combined entity) was incorporated in 1999 and at May 31,1999 had only two months of operating history. The audited financial statements for 800 America Inc. for the period ending May 31,1999 are incorporated herein by reference.

The pro forma adjustment illustrates the changes to the historic balance sheet as if the events had taken place on May 31,1999, and illustrates the changes to the historic income statement as if the events had taken place on January 1, 1999.

Note 2 - Significant Accounting Policies

The statutory merger referred to in Note I will be accounted for as a pooling of interest business combination combining the accounts of each combining entity and continuing the activities of the combining entities as one entity.

Note 3 - Management's Assumptions

The only assumptions indicated are that the merger will take place and the stock purchase will occur. According to the provisions of Accounting Principles Board Opinion No. 16 Business Combinations, a business combination effected as pooling of interest does not ordinarily involve a choice of assumptions by management. Accordingly, a report on a proposed pooling transaction need not address management assumptions. The two events (merger and stock sale) occurred July 9, 1999 as provided in the pro forma statements. There are no uncertainties as to the results.

Note 4 - Pro Forma Adjustment

Pro forma Adjustments - Pro forma adjustments, except for common stock (see below) consist of $500,000 cash receipt for stock sale and inclusion of the account balances of 800 America Inc.

Common Stock - The following common stock transactions account for the pro forma adjustments to common stocks.

                                                      Shares           Common       Additional Paid
                                                      Issued            Stock         in Capital
                                                    ----------         ------       ----------------
Shares issued to pre merger Stockholders
     of World House Entertainment, Inc.
     effecting a 2 1/2for 1 split.                   1,170,000           1,170           (1,170)

Shares issued to Stockholders of 800
     America Inc. Stockholders pursuant
     to the merger.                                 10,000,000          10,000          (10,000)

Shares purchased immediately
      post merger for five hundred
      thousand dollars ($500,000).                     300,000             300           499,700
                                                    ----------          ------           -------

Pro forma adjustment                                11,470,000          11,470           488,530
                                                    ----------          ------           -------









                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              800 AMERICA.COM, Inc.

Date: August 16, 1999                         By: /s/ Elie Rabi
                                                  -----------------------------
                                                      Elie Rabi
                                                      President